Exhibit 10

                     AMENDMENTS TO THE GUILFORD MILLS, INC.
                             1991 STOCK OPTION PLAN


The Guilford Mills, Inc. 1991 Stock Option Plan (the "Option Plan) is hereby amended as follows:


1. The first sentence of the first paragraph of Article II of the Option Plan is amended and restated in its entirety, in order to reflect certain changes to be made with respect to the number of authorized Shares, to read as follows:

                  The total  number of  shares  of common  stock of the  Company which may be purchased or acquired pursuant to the exercise of Options or Rights granted under the Plan shall not exceed, in the aggregate, Two Million Seven Hundred Eighty Nine Thousand Three Hundred Seventy Five (2,789,375) shares of the authorized common stock, $.02 par value per share, of the Company (the "Shares"), such number to be subject to adjustment as provided in Article XVIII hereof.

2.   Effective on February 8, 2000, the first sentence of the first paragraph of
     Article II of the Option Plan is amended and restated in its entirety, in order to reflect certain changes to be made with respect to the number of authorized Shares, to read as follows:

                  The total  number of  shares  of common  stock of the  Company which may be purchased or acquired pursuant to the exercise of Options or Rights granted under the Plan shall not exceed, in the aggregate, Two Million Seven Hundred Fifty Thousand (2,750,000) shares of the authorized common stock, $.02 par value per share, of the Company (the "Shares"), such number to be subject to adjustment as provided in Article XVIII hereof.

3. The first and second paragraphs of Article III of the Option Plan are amended and restated in their entirety, in order to reflect the changes in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to read as follows:

                  The  board  of   directors  of  the  Company  (the  "Board  of
              Directors) shall designate from among its members an option committee (the "Option Committee") to administer the Plan. The Option Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Option Committee shall constitute a quorum, and the act of a majority of the members of the Option Committee shall be the act of the Option Committee. Any member of the Option Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Option Committee at any time may be filled by resolution adopted by the Board or Directors.

                  Any or all powers and functions of the Option Committee may be exercised at any time and from time to time by the Board of Directors or an executive committee of the Board of Directors (the "Executive Committee"); provided, however, that all of the members of the Board of Directors need not be "non-employee directors" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

4. In order to reflect certain changes in Rule 16b-3 of the Exchange Act, the last sentence of the fourth paragraph in Article III of the Option Plan shall be deleted in its entirety.

5. The sixth paragraph of Article VII of the Option Plan is amended and restated in its entirety, in order to reflect the changes in Rule 16b-3(e) of the Exchange Act, to read as follows:

                  Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise for cash may provide that, if the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.

6. In order to reflect certain changes in Rule 16b-3(e) of the Exchange Act, the eighth paragraph of Article VII of the Option Plan shall be deleted in its entirety.

7. The first paragraph of Article VIII of the Option Plan is amended and restated in its entirety, in order to provide for certain changes with regard to the vesting period applicable to Options or Rights, and to provide for certain changes with regard to the post-termination exercise period applicable to Options or Rights, to read as follows:

                  Upon  termination  of  employment  of any  employee  with  the
              Company and all of its subsidiary corporations and parent corporations of the Company, an Option or Right previously granted to the employee, shall, to the extent not theretofore exercised (except as provided below), terminate and become null and void; provided, however, that:

                      (a) if the employee  shall die while in the employ of such corporation or during any of the Post-Retirement Vesting Period (as defined below), the one (1) year period or the three (3) month period, whichever is applicable, specified in clauses (b), (c) and (d) below, such Option or Right shall become immediately exercisable in full and the legal representative of such employee, or such person who acquired such Option or Right as a permitted transferee of the employee hereunder may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares covered by the Option or Right; and

                      (b) if the  employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors, the Executive Committee or the Option Committee, as the case may be, in its sole discretion), such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares (it being understood that such Option or Right shall continue to vest at the same rate and in the same manner as such Option or Right would have vested had no retirement had taken place), at any time up to and including the earlier of five (5) years after the date of such termination and the expiration of such Option or Right (the "Post-Retirement Vesting Period"),

                      (c) if the  employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's disability (as described in Section 22(e)(3) of the Code), such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares (it being understood that such Option or Right shall become immediately exercisable in full upon termination by disability), at any time up to and including one (1) year after the date of such termination, and

                      (d) if the  employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's dismissal by the employer other than for cause (as defined below), such employee shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares which such employee would have been entitled to under such Option or Right as of the date of termination (it being understood that upon dismissal by the employer other than for cause all vesting of Options and Rights granted shall cease), at any time up to and including three (3) months after the date of such dismissal;

              provided, however, that the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall have the authority, in its sole discretion, to extend the applicable periods referred to in subsections (a), (b), (c) and (d) above under appropriate circumstances.

8. In order to clarify certain provisions with regard to the termination provisions of the Option Plan, the third paragraph of Article VIII shall be deleted in its entirety. The third paragraph of Article VIII reads as follows:

                  In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

9. Article X of the Option Plan is amended and restated in its entirety, in order to reflect certain changes to be made with respect to Options for Director Participants, to read as follows:

                  Subject to the terms and  conditions of Articles X through XIV hereof, commencing with the Annual Meeting of stockholders of the Company to be held in February, 2000, each person who is elected or re-elected at, or otherwise continues his or her service on the Board immediately after, the Annual Meeting of stockholders of the Company, shall automatically be granted on the date of such Annual Meeting of stockholders an Option to purchase 4,000 Shares, subject to adjustment as provided in Article XVII hereof. The form of Options granted pursuant to this Article X shall be Non-Qualified Options. The purchase price of the Shares covered by the Options shall be the fair market value of the Shares at the date of grant.

10. In order to reflect certain changes to be made with respect to Options for Director Participants, the first sentence of the first paragraph of Article XI shall be amended and restated to read as follows:

                  Any Option granted under Article X hereof shall be exercisable for ten years from the date of grant.

11. In order to reflect certain changes to be made with respect to Options for Director Participants, the first sentence of Article XII shall be amended and restated in its entirety to read as follows:

                  If a  Director  Participant's  service  as a  director  of the
              Company is terminated by reason of (a) disability, (b) death, (c) failure of the Company to retain, or nominate for re-election such Director Participant, who is otherwise eligible to serve in such capacity, for a reason other than for cause, (d) his or her ineligibility for re-election pursuant to the Company's By-laws, or (e) retirement, such termination shall be considered a "Qualifying Termination" and unexercised Options previously granted to such Director Participant shall be exercisable during the period from the date of termination until the earlier of five
              (5) years or the natural term of such Option.

12. In order to reflect certain changes in Rule 16b-3 of the Exchange Act, the text of Article XIV of the Option Plan shall be deleted in its entirety and the word "Reserved." inserted in lieu thereof.

13. In order to reflect certain changes in Rule 16b-3(e) of the Exchange Act, the penultimate sentence of Article XXII of the Option Plan shall be deleted in its entirety.

14. Article XVII of the Option Plan is amended and restated in its entirety, in order to reflect the changes in Rule 16b-3 of the Exchange Act, to read as follows:

                  Each Option or Right  granted  under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. Notwithstanding the foregoing, at the discretion of the Board of Directors, the Executive Committee or the Option Committee, as the case may be, an award of an Option or Right other than an Incentive Option may permit the transferability of an Option or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons (and/or the participant) or partnerships, corporations, limited liability companies or other entities owned solely by such persons (and/or the participant), including trusts for such persons (and/or the participant), subject to any restriction included in the award of the Option or Right.

15. The first sentence of Article XVIII of the Option Plan is amended and restated in its entirety as follows:

                  In the event of any change in the  outstanding  Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, appropriate adjustments shall be made by the Board of Directors, the Executive Committee or the Option Committee, as the case may be, to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and Rights, to the number of Shares subject to Options to be granted pursuant to Article X hereof, and to the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Board of Directors, the Executive Committee or the Option Committee, as the case may be, as to these matters shall be conclusive.

16. In order to allow for the grant of Options and Rights to certain consultants, the following paragraphs of the Option Plan shall be amended and restated in their entirety as follows:

     The first paragraph of Article I:

                  Guilford  Mills,  Inc. (the  "Company")  desires to afford (a)
              certain of its key employees and consultants and the key employees of and consultants to any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, including directors who are regularly employed by the Company and any subsidiary or parent corporation of the Company, and (b) directors of the Company, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees, consultants and directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

     The second paragraph of Article I:

                  The  Company,  by means of this 1991  Stock  Option  Plan (the
              "Plan"), seeks to retain the services of persons now holding key positions, consulting arrangements and directorships and to attract the services of persons capable of filling such positions.

     The third paragraph of Article I:

                  The stock option  ("Options")  and stock  appreciation  rights
              ("Rights") offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee, consultant or director.

     The third paragraph of Article II:

                  Except  as  provided  in  Articles  X through  XIV and  XXVIII hereof, the Company may, from time to time during the period beginning on August 29, 1991 (the "Effective Date") and ending on August 28, 2001 (the "Termination Date"), grant to certain key employees, consultants and directors of the Company, or certain key employees of and consultants to any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options and/or Non-Qualified Options and/or Rights under the terms hereinafter set forth.

     The fourth paragraph of Article II:

                  Provisions  of the Plan  that  pertain  to  Options  or Rights granted to an employee or a consultant shall apply to Options, Rights or any combination thereof.

     The third paragraph of Article III:

                      Subject to the express provisions of the Plan, including without limitation, Articles X through XIV hereof, the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall have authority, in its sole discretion, to determine the employees and consultants to whom Options or Rights shall be granted, the date upon which such Options or Rights shall be granted, the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Option or Right, and the other terms and provisions thereof (which need not be identical). In determining the number of shares for which Options or Rights are to be granted to each employee or consultant, the length of such employee's or consultant's service, the amount of the employee's or consultant's earnings and his responsibilities and duties shall be given careful consideration by the Board of Directors, the Executive Committee or the Option Committee, as the case may be.

     The fifth paragraph of Article III:

                      Any terms not specifically provided for herein with regard to consultants shall be determined by the Board of Directors, the Executive Committee or the Option Committee, as the case may be, in its sole discretion, and such terms shall be provided in and governed by the consulting agreement entered into with such consultant. The determination of the Board of Directors, the Executive Committee or the Option Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

     The first paragraph of Article IV:

                  Incentive   Options  may  be  granted  only  to  salaried  key
              employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired. Non-Qualified Options and Rights may be granted to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided, and Non-Qualified Options shall be granted to directors of the Company ("Director Participants") pursuant to the provisions of Articles X through XIV hereof. Non-Qualified Options and Rights may be granted to consultants to the Company or to any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, on such terms and conditions as the Board of Directors, the Executive Committee or the Option Committee, as the case may be, shall determine in its sole discretion.

     The second paragraph of Article IV:

                  The Plan does not create a right in any employee or consultant to participate in the Plan, nor does it create a right in any employee or consultant to have any Options or Rights granted to him or her.